GOLDMAN SACHS TRUST

Seelaus Class Shares of the

Goldman Sachs Financial Square FundsSM

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Treasury Instruments Fund

(the “Funds”)

Supplement dated February 11, 2022 to the

Prospectus and Summary Prospectuses dated August 23, 2021

Effective immediately, the Funds have expanded the types of investors that are eligible to invest in Seelaus Class Shares of the Funds to include certain institutional clients of Goldman Sachs & Co. LLC (“Goldman Sachs”). Seelaus Class Shares will also be available to institutional investors through certain trading platforms that have been authorized by Goldman Sachs to offer the Funds’ Seelaus Class Shares. Seelaus Class Shares will continue to be available to clients of R. Seelaus & Co., LLC (“Seelaus”).

Accordingly, the Funds’ Prospectus and Summary Prospectuses are revised as follows:

The following replaces the first two paragraphs of the “Additional Summary Information—Buying and Selling Fund Shares” section of the Prospectus and the “Buying and Selling Fund Shares” section of the Summary Prospectuses:

Generally, Seelaus Class Shares may be purchased only by institutional investors through Goldman Sachs & Co. LLC (“Goldman Sachs”), R. Seelaus & Co., LLC (“Seelaus”) and certain trading platforms that have been authorized by Goldman Sachs to offer the Funds’ Seelaus Class Shares (together with Seelaus, the “Intermediaries”).

The minimum initial investment requirement for Seelaus Class Shares is generally $10 million, and there is no minimum imposed upon additional investments. Intermediaries may, however, impose a higher minimum amount for an initial investment in Seelaus Class Shares, and may establish other requirements, such as a minimum account balance or a minimum amount for additional investments. You may purchase and redeem (sell) Seelaus Class Shares of a Fund on any business day through Goldman Sachs or an Intermediary.

The following replaces the first paragraph of the “Shareholder Guide—How to Buy Shares—How Can I Purchase Seelaus Class Shares Of The Fund?” section of the Prospectus:

Generally, Seelaus Class Shares may be purchased only by institutional investors through Goldman Sachs, Seelaus and certain trading platforms that have been authorized by Goldman Sachs to offer the Fund’s Seelaus Class Shares. Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”).

You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution).

For the purposes of Seelaus Class Shares eligibility, Seelaus Class Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

The following replaces the three paragraphs immediately following the table in the “Shareholder Guide—How to Buy Shares—What Is My Minimum Investment In The Fund?” section of the Prospectus:

The minimum investment requirement is applied only at the intermediary level, and is not applied to clients individually, for the following groups of investors: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations and certain other institutional clients; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or other financial intermediaries; and (iii) certain brokerage clients as determined from time to time by the Investment Adviser and/or the Distributor. In determining the minimum investment requirement, client assets may be aggregated with assets of its subsidiaries and certain affiliates, if applicable.

The minimum investment requirement does not apply to certain section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Goldman Sachs may, in its sole discretion, waive or reduce (or authorize an Intermediary to waive or reduce) the minimum investment requirement. In addition, an Intermediary may impose a higher minimum amount for an initial investment in Seelaus Class Shares, and may establish other requirements, such as a minimum account balance or a minimum amount for additional investments. An Intermediary may redeem Seelaus Class Shares held by noncomplying accounts, and may impose a charge for any special services.

The following is inserted as the first paragraph of the “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases?” section of the Prospectus:

Goldman Sachs seeks to promote institutional relationships with Seelaus by sharing shareholder account balance information with Seelaus. Please contact Goldman Sachs at the appropriate phone number or address found on the back cover of the Prospectus or your Intermediary for more information.

The following replaces the first sentence of the “Shareholder Guide—How to Sell Shares—How Can I Sell Seelaus Class Shares Of The Fund?” section of the Prospectus:

Generally, Seelaus Class Shares may be sold (redeemed) only through Goldman Sachs, Seelaus and certain trading platforms that have been authorized by Goldman Sachs to offer the Fund’s Seelaus Class Shares.

This Supplement should be retained with your Prospectus and Summary Prospectuses for future reference.

FSQSEELAUSSTK 02-22